Exhibit 99.1

May 24, 2016

FORWARD LOOKING STATEMENT As an introduction to the information we will be discussing, please be aware that some of our comments can be considered forward - looking statements as defined by the federal securities laws and as outlined in the Company’s SEC filings. As such, any forward - looking statements are based on currently available information and management’s assumptions, expectations, and estimates; however, actual results may vary significantly. Risk factors that could cause actual results to vary from expectations are described in the Company’s filings with the SEC. These factors are also available in our most recent earnings release which can be viewed on our website at www.middlesexwater.com or in our Annual Report .

A KEY FOCUS Continue strengthening our water distribution infrastructure for ongoing service reliability, resiliency and water quality

Incorporated: 1897 Market Cap: $576 Million 52 - Week Range: $21.24 - $38.68 3 Month Avg. Volume: 75,134 Shares Outstanding: 16.2 Million Dividend Yield: 2.24% Annual Dividend: $0.7952 Institutional Ownership: 41% COMPANY OVERVIEW

OUR STRATEGY FOR GROWTH Acquisitions of investor or municipal water/waste water utilities Timely and adequate recovery of prudent utility plant investments Investment in products, services and opportunities that leverage our water and wastewater competency Municipal and industrial water and wastewater system contract operations Investment in renewable energy projects that complement our core expertise

Public Private Partnerships Acquisitions Contract O perations Military Base Water System Acquisitions Industrial Applications Our Services LEVERAGING OUR CORE UTILITY EXPERTISE Renewable Energy

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PROTECTING PUBLIC HEALTH The Flint crisis has raised awareness of the critical role utilities play in ensuring public health protection. x We are in compliance with the USEPA’s Lead & Copper Rule. x We eliminated company - owned lead service lines more than 25 years ago. x Our treatment process includes corrosion control to further protect customers. x Our water quality results (including lead testing results) are available to customers online. View Dennis Doll’s NJ Spotlight Remarks at http://bit.ly/dollH20

FINANCIAL HIGHLIGHTS

13.4 14.4 16.6 18.5 2011 2012 2013 2014 2015 20.0 11 NET INCOME ($Millions)

$0.84 $0.90 $1.03 $1.13 2011 2012 2013 2014 2015 12 $1.22 EARNINGS PER SHARE

7.6% 8.0% 8.9% 9.5% 9.9% 2011 2012 2013 2014 2015 13 RETURN ON EQUITY

$102 $110 $115 $117 $126 2011 2012 2013 2014 2015 14 REVENUES ($Millions)

OPERATING REVENUES 88% 12% By Segment Regulated Non-Regulated Regulated Non - Regulated Regulated Business: Water and wastewater customers in NJ, DE and PA. Non - Regulated Contract Services: Operation and maintenance of water and wastewater systems in NJ and DE.

REGULATED REVENUE CONCENTRATION 39% 12% 19% 13% 17% 58% 12% 7% 10% 13% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Residential Commercial Industrial Fire Protection Contract Sales 1991 2015 Revenue Shift Over 25 Years

FIRST QUARTER 2016 RESULTS ($Millions except per share amounts) First Quarter Ended March 31, 2016 2015 Operating Revenues $30.6 $28.8 O & M Expenses $15.8 $16.1 Net Income $ 4.8 $3.6 Diluted Earnings Per Share $ 0.29 $ 0.22

RATE ACTIVITY Effective Revenues Middlesex August 2015 $ 5.0M Tidewater DSIC January 2016 $ 0.1M Pinelands May 2016 $0.4M Twin Lakes June 2016 $0.1M Tidewater DSIC July 2016 $ 0.1M Middlesex PWAC September 2016 $ 0.1M

19 2016 CONSTRUCTION PROGRAM $49 MILLION $3.4 $4.1 $8.1 $ 33.4 Technology Other Infrastructure Needs Plant Improvements Distribution System

CAPITAL EXPENDITURES (in $Millions) $20M $22M $26M $24M $49M $45M $67 M 0 10 20 30 40 50 60 70 80 2012 2013 2014 2015 2016 2017 2018 20

UTILITY PLANT (In $Millions) 21 $332 $347 $359 $371 $385 $424 $461 $518 $183 $188 $198 $212 $222 $232 $240 $250 0 100 200 300 400 500 600 700 800 900 2011 2012 2013 2014 2015 2016 2017 2018 Delaware New Jersey

CAPITAL FUNDING » Cash Flow From Operations » Dividend Reinvestment Plan Proceeds » Short - term Lines of Credit » Long - term Debt » Common Stock Offering

2016 LONG - TERM DEBT » Qualified Projects F inanced Under State Revolving Loan Programs. » Interest Rates Below Market. » 20 Year F inal M aturity. » 2016 – Delaware Project Loan, $1.2 Million @ 2.0%. » 2016 – New Jersey (3 Projects) Loan, $16.0 Million, Estimated @ 1.5%

DIVIDEND PAYOUT RATIO 87.30% 82.60% 73.10% 67.5% 63.6% 2011 2012 2013 2014 2015

DIVIDENDS $0.68 $0.69 $0.70 $0.71 $0.72 $0.73 $0.74 $0.75 $0.76 $0.77 $ 0.795 $0.62 $0.64 $0.66 $0.68 $0.70 $0.72 $0.74 $0.76 $0.78 $0.80 $0.82 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

OPERATIONS HIGHLIGHTS

RENEW 2016 INFRASTRUCTURE INVESTMENT RENEW targets unlined and/or undersized mains for replacement. Improves water quality. Enhances fire flows. Minimizes future service disruptions. x Areas for investment: Edison and South Amboy x $12.0 Million Project x 8 Miles of Main x Replacement of mains, valves, hydrants x Meter pit installations The RENEW Project is funded through low interest loans through the NJ State Revolving Fund administered by the NJ Environmental Infrastructure Trust and the NJ Department of Environmental Protection.

METER PIT INSTALLATION INFRASTRUCTURE INVESTMENT Benefits No Need for Customer Appointments Unrestricted & Convenient access to Meter Compliance with NJBPU markout regulations Faster Access for Emergency Turnoffs Elimination of Meter Related Claims

AIR RELIEF VALVE REPLACEMENT Valves were prioritized for replacement based on GIS, operations data, hydraulic modeling and inspections. This proactive measure helped reduce the probability of disruption on this major water transmission main in central NJ. INFRASTRUCTURE INVESTMENT Replacing valves (which can trap air) decrease potential of main collapse

AIR RELIEF VALVE REPLACEMENT INFRASTRUCTURE INVESTMENT

REPLACEMENT OF AGING & UNDERPERFORMING INFRASTRUCTURE INFRASTRUCTURE INVESTMENT Replaced 11,500 ft. of distribution mains in NJ & DE. Replaced 800 ft. of 20” transmission main at key locations in our NJ system. Upgraded operational and administrative support technology to better serve our customers.

IMPROVEMENTS IN REMOTE MONITORING CAPABILITY INFRASTRUCTURE INVESTMENT Many of our wellfields and pump stations are controlled and operated remotely through our Supervisory Control and Data Acquisition System. Operators can view and monitor processes and adjust treatment parameters as required.

IMPROVED CAPACITY FOR FIRE PROTECTION & WATER SUPPLY NEEDS INFRASTRUCTURE INVESTMENT Tidewater’s newest elevated tank serves approx. 800 residential units in the Americana Bayside community near Selbyville, DE. Tidewater owns the 400,000 gallon elevated storage facility but branded the tank with the community’s logo.

IMPROVED RELIABILITY & REDUNDANCY INFRASTRUCTURE INVESTMENT To mitigate the effects of extreme weather on our operations and acting on our Post - Hurricane Sandy Action Plan, we upgraded our emergency water interconnections and enhanced electrical backup power generation.

INCREASING OUR FOCUS ON CYBERSECURITY “As cyber - attacks against utility systems nationwide continue to increase in number and sophistication, addressing cyber security is a top priority in enhancing the security and reliability of utility service in New Jersey and across the nation.” NJBPU President Richard Mroz To enhance cybersecurity protection, Middlesex Water’s IT Team is working with state and local cyber security experts to further identify and mitigate risks to critical infrastructure systems and Customer and Employee Personal Identifiable Information. MWC’s Robert Fullagar was nominated by the NJBPU Division of Security and Reliability to represent the water sector in New Jersey on the Infrastructure Advisory Committee (IAC) focusing on infrastructure resilience policy. The IAC is part of the NJ Office of Homeland Security and Preparedness working in coordination with the NJ Domestic Security Preparedness Task Force.

36 Continued Service Reliability, Resilience and Water Quality NOW and for the FUTURE

LARGE SCALE INFRASTRUCTURE INVESTMENTS FOR ADDED RELIABILITY AND RESILIENCY Through 2017, Middlesex Water expects to prudently invest over $100 million on capital projects that will include : Plant Upgrades Main Replacement Residuals Processing Booster Upgrades Disinfection By - Products Remediation Enhanced Back - Up Power Large Main Construction Ozonation Additional Storage

BENEFITS TO CUSTOMERS ▪ Enhanced water quality and water pressure ▪ More reliable fire protection ▪ Additional backup power in weather events ▪ Greater storage capacity to help sustain supplies during emergencies ▪ Fewer disinfection by - products ▪ Stabilized pressure and supply throughout our 770 - mile system ▪ Less lost water in the system ▪ Lessened impact of service disruption on customers ▪ Elevated supply offers emergency support ▪ Ample backup supply helps support business continuity x Create awareness x Generate Support x Educate about projects x Manage Expectations

DOVER AIR FORCE BASE UPDATE ▪ One Year Operations Anniversary of privatization contract ▪ Air Force conducted a first year performance assessment RESULTS: “ All operations and maintenance requirements are being MET OR EXCEEDED by Tidewater Utilities.”

3,000 4,500 5,100 6,000 6,600 10,100 11,300 12,700 15,700 19,100 21,300 23,600 26,000 28,300 30,100 38,000 43,100 43,400 44,175 42,500 44,180 45,249 45,717 47,418 64,995 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 DELAWARE CUSTOMER GROWTH

EMPLOYEE PROFESSIONAL DEVELOPMENT We applied and were approved for a state training grant that will provide for further training in the following areas: ▪ Customer Service Management ▪ Office Management ▪ Leadership ▪ PC Computer Skills ▪ Supervision and Management ▪ Computer Science ▪ Communication Technologies ▪ Operations Management ▪ Safety Employees participated in a Mentoring pilot program focused on leadership development.

HONORS AND AWARDS Dennis Doll Honored by Woodbridge Chamber as 2015 Citizen of the Year. Director of Distribution Robert Fullagar Named Operator of the Year by AWWA - NJ. Pinelands Water Company Earns Best Tasting Water. General Counsel Jay Kooper Honored by NJBIZ and NYSE in 2016. TUI’s Southern Sussex District Wins Professional Team Award. TUI Wins Best Tasting Water from DRWA. MSEX Named a 2015 and 2016 NYSE Governance Awards Finalist.

GIVING BACK TO THE COMMUNITIES WE SERVE

REACHING POTENTIAL RETAIL INVESTORS Objectives: x Build Name Recognition x Educate potential investors about investing in water x Increase base of “buy and hold” investors x DRP provides long term, low cost capital Dennis Doll served as a Guest Panelist at the Orlando MONEYSHOW addressing how “Investing in Sustainable Water Infrastructure Yields Dividends for Shareholders and Communities.”

WELCOMING NEW BOARD EXPERTISE Kim C. Hanemann Senior Vice President – Delivery Projects and Construction, PSE&G. Key Qualifications » Construction, engineering and service delivery background. » Leadership record in a regulated electric and gas utility company. » Responsible for execution of large transmission construction projects. » Oversees key components of PSEG’s resiliency initiatives » Bachelor’s Degree in Mechanical Engineering from Lehigh University and an M.B.A. from Rutgers Graduate School of Management